UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2023

Ispire Technology Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41680	93-1869878
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

19700 Magellan Drive

Los Angeles, CA 90502

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 742-9975

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 11, 2023, Board of Directors (the “Board”) of Ispire Technology Inc. (the “Company”) received a formal notice that the Company’s independent auditor, MSPC Certified Public Accountants and Advisors, P.C. (“MSPC”), had made the decision to resign as independent registered public accounting firm of the Company, effective December 11, 2023. Neither the Company’s Board nor the Audit Committee of the Board took part in MSPC’s decision to resign. MSPC’s decision is due to its internal determination to transition away from providing audit services to public companies.

During the period of time from June 15, 2022, when MSPC was appointed, and the subsequent interim periods through the date of this Form 8-K: (i) there were no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and MSPC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MSPC’s satisfaction, would have caused MSPC to make reference to the subject matter of the disagreement in connection with its reports; and (ii) there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

MSPC audited the consolidated financial statements of the Company as of and for the years ended June 30, 2022 and 2023. The report of MSPC on such financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified.

The Company has provided MSPC with a copy of the disclosures it is making in this Form 8-K and requested that MSPC furnish the Company a letter addressed to the United States Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements. A copy MSPC’s letter, dated December 13, 2023, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
16.1	Letter from MSPC Certified Public Accountants and Advisors, P.C., dated December 13, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ispire Technology Inc.

By:	/s/ Michael Wang
	Name:	Michael Wang
	Title:	Co-Chief Executive Officer

Dated: December 15, 2023

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